Execution Copy

INCREMENTAL TRANCHE A ASSUMPTION
AGREEMENT dated as of July 1, 2008 (this “Agreement”) among
FLAG INTERMEDIATE HOLDINGS CORPORATION, a
Delaware corporation (“Holdings”), METALS USA, INC., a
Delaware corporation (“Parent”), certain subsidiaries of Parent listed on Annex I hereto (together with Parent, the “Borrowers”), the lenders executing this Agreement as Incremental Tranche A
Lenders (the “Incremental Tranche A Lenders”), CREDIT
SUISSE as administrative agent (in such capacity, the
“Administrative Agent”) for the Lenders (as defined in the Credit
Agreement referred to below), and BANK OF AMERICA, N.A. as
collateral agent (in such capacity, the “Collateral Agent”) for the
Lenders.

     A. Reference is made to the Loan and Security Agreement dated as of November 30, 2005, as amended by Amendment No. 1 dated as of July 18, 2006 and Amendment No. 2 dated as of June 8, 2007 (as so amended, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

     B. Pursuant to Section 2.5 of the Credit Agreement, Parent has requested that the Incremental Tranche A Lenders provide the Borrowers with Incremental Tranche A Commitments in an aggregate amount of $100,000,000.

     C. The Incremental Tranche A Lenders are willing to provide the Borrowers with such Incremental Tranche A Commitments on the Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement, and each Incremental Tranche A Lender that is not already a Lender under the Credit Agreement on the date hereof (each such Lender, a “New Incremental Tranche A Lender”) has agreed to become a party to the Credit Agreement and to assume the rights and obligations of a Lender thereunder.

     D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Incremental Tranche A Commitments. (a) Each Incremental Tranche A Lender that is a Tranche A Lender immediately prior to the Effective Date hereby agrees, effective as of the Effective Date, that such Incremental Tranche A Lender’s Tranche A Commitment immediately prior to the Effective Date shall be increased by the amount set forth next to such Incremental Tranche A Lender’s name on Schedule I hereto.

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     (b) Each New Incremental Tranche A Lender hereby agrees, effective as of the Effective Date, (i) to become a party to the Credit Agreement with the result that such New Incremental Tranche A Lender shall have the rights and obligations of a Lender thereunder and (ii) that such New Incremental Tranche A Lender’s Tranche A Commitment shall be the amount set forth next to such New Incremental Tranche A Lender’s name on Schedule I hereto.

     (c) All such Incremental Tranche A Commitments shall constitute “Tranche A Commitments” and all Incremental Tranche A Lenders shall constitute “Lenders” and “Tranche A Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

     (d) Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with Parent, take any and all actions as may be reasonably necessary to ensure that the outstanding Tranche A Revolving Loans (if any) are held by the Tranche A Lenders in accordance with their respective Tranche A Pro Rata Shares after giving effect to the effectiveness of this Agreement. This may be accomplished by requiring each outstanding LIBOR Rate Tranche A Revolving Loan to be converted into or prepaid with the proceeds of Base Rate Tranche A Revolving Loans, subject to Section 5.4 of the Credit Agreement, but otherwise without premium or penalty.

SECTION 2. Conditions Precedent to Incremental Tranche A Commitments.

The obligations of the Incremental Tranche A Lenders to provide Incremental Tranche A Commitments on the Effective Date shall be subject to the satisfaction or waiver of the following conditions precedent:

     (a) On the Effective Date, each of the conditions set forth in Section 10.2 of the Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and signed by a Responsible Officer of each Borrower.

     (b) The Administrative Agent shall have received such legal opinions, board resolutions and other closing certificates and documentation as shall be reasonably requested by the Administrative Agent, in each case consistent with those delivered on the Closing Date under Section 10.1 of the Credit Agreement.

     (c) All fees and expenses due and payable to the Administrative Agent or any Incremental Tranche A Lender on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document shall have been paid.

     SECTION 3. Representations and Warranties; Agreements of Incremental Tranche A Lenders. (a) To induce the other parties hereto to enter into this Agreement, Holdings and each Borrower represents and warrants to each of the Incremental Tranche A Lenders, the Administrative Agent and the Collateral Agent that, after giving effect to this Agreement, (i) the representations and warranties set forth in Article 8 of the Credit

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Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and (ii) no Default or Event of Default has occurred and is continuing.

     (b) Each Incremental Tranche A Lender that is a Tranche A Lender under the Credit Agreement immediately prior to the Effective Date represents and warrants that it has the full power and authority, and has taken all actions necessary, to execute and deliver this Agreement. Each New Incremental Tranche A Lender (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.6 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement independently and without reliance upon any Agent or any Lender; (iii) confirms that it will independently and without reliance upon any Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) agrees that it will perform, in accordance with the terms of the Credit Agreement, all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) authorizes each of the Agents to take such actions on its behalf under the Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of the Credit Agreement, together with such actions and powers as are reasonably incidental thereto.

     SECTION 4. Effectiveness. This Agreement shall become effective as of the date set forth above (the “Effective Date”) on the date on which the Administrative Agent shall have received (a) counterparts of this Agreement that, when taken together, bear the signatures of Holdings, each Borrower, each Incremental Tranche A Lender, the Administrative Agent, each Letter of Credit Issuer and each Swingline Lender and (b) a duly completed Administrative Questionnaire from each New Incremental Tranche A Lender.

     SECTION 5. Absence of Fiduciary Relationship. Holdings and each Borrower agrees (a) that no fiduciary, advisory or agency relationship between it and any Incremental Tranche A Lender is intended to be created or has been created in respect of any of the transactions contemplated hereunder and under the Credit Agreement, (b) that Holdings and such Borrower, on the one hand, and any Incremental Tranche A Lender, on the other hand, have an arms-length business relationship that does not directly or indirectly give rise to any fiduciary duty on the part of such Incremental Tranche A Lender, (c) to waive, to the fullest extent permitted by law, any claims it may have against any Incremental Tranche A Lender for breach of fiduciary duty or alleged breach of fiduciary duty and (d) that no Incremental Tranche A Lender shall have any liability (whether direct or indirect) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of it, including its stockholders, employees or creditors.

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     SECTION 6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

METALS USA, INC.,

by:	/s/ Dan Henneke
Name: Dan Henneke
Title: VP, Corporate Controller

FLAG INTERMEDIATE HOLDINGS
CORPORATION,

by:	/s/ Dan Henneke
Name: Dan Henneke
Title: VP, Corporate Controller

EACH SUBSIDIARY OF METALS USA,
INC. LISTED ON ANNEX I HERETO,

by:	/s/ Dan Henneke
Name: Dan Henneke
Title: Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, individually and as
Administrative Agent, Letter of Credit
Issuer and Swingline Lender

by:	/s/ Karim Blasetti
Name: Karim Blasetti
Title: Vice President

by:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Associate

BANK OF AMERICA, N.A., [individually
and] as Letter of Credit Issuer,

by:	/s/ Robert Scalzittl
Name: Robert Scalzittl
Title: Vice President

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SIGNATURE PAGE TO THE INCREMENTAL TRANCHE A ASSUMPTION AGREEMENT DATED AS OF JULY 1, 2008, RELATING TO THE METALS USA, INC. CREDIT AGREEMENT.

                                                                                  Name of Incremental Tranche A Lender: DEUTSCHE BANK TRUST COMPANY AMERICAS

by:	/s/ Stephen R. Lapidus
Name: Stephen R. Lapidus
Title: Director

by:	/s/ Marguerite Sutton
Name: Stephen R. Lapidus
Title: Direct

SIGNATURE PAGE TO THE INCREMENTAL TRANCHE A ASSUMPTION AGREEMENT DATED AS OF JULY 1, 2008, RELATING TO THE METALS USA, INC. CREDIT AGREEMENT.

                                                                                                   Name of Incremental Tranche A Lender: JP MORGAN CHASE BANK, N.A.

by:	/s/ Timothy J. Whitefoot
Name: Timothy J. Whitefoot
Title: Vice President

SIGNATURE PAGE TO THE INCREMENTAL TRANCHE A ASSUMPTION AGREEMENT DATED AS OF JULY 1, 2008, RELATING TO THE METALS USA, INC. CREDIT AGREEMENT.

                                                                                                          Name of Incremental Tranche A Lender: KEY BANK, N.A.

by:	/s/ Timothy W. Kennedy
Name: Timothy W. Kennedy
Title: Vice President

SIGNATURE PAGE TO THE INCREMENTAL TRANCHE A ASSUMPTION AGREEMENT DATED AS OF JULY 1, 2008, RELATING TO THE METALS USA, INC. CREDIT AGREEMENT.

                                                                                               Name of Incremental Tranche A Lender: UBS LOAN FINANCE LLC

by:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

by:	/s/ David B. Julie
Name: David B. Julie
Title: Associate Director

ANNEX I

Subsidiaries

Allmet GP, Inc.

Allmet LP, Inc.

Interstate Steel Supply Co. of Maryland, Inc.

Intsel GP, Inc.

Intsel LP, Inc.

i-Solutions Direct, Inc.

Jeffreys Real Estate Corporation

Jeffreys Steel Holdings, L.L.C.

Levinson Steel GP, Inc.

Levinson Steel LP, Inc.

Metals Receivables Corporation

Metals USA Building Products, L.P.

Metals USA Carbon Flat Rolled, Inc.

Metals USA Finance Corp.

Metals USA Flat Rolled Central, Inc.

Metals USA International Holdings, Inc.

Metals USA Management Co., L.P.

Metals USA Plates and Shapes Northeast, L.P.

Metals USA Plates and Shapes Southcentral, Inc.

Metals USA Plates and Shapes Southeast, Inc.

Metals USA Plates and Shapes Southwest, Limited Partnership

Metals USA Realty Company

Metals USA Specialty Metals Northcentral, Inc.

MUSA GP, Inc.

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MUSA LP, Inc. MUSA Newark, L.L.C. Queensboro, L.L.C.

SCHEDULE I

Incremental Tranche A Lenders

Incremental Tranche A Lender	Incremental Tranche A
Commitment Amount

Credit Suisse, Cayman Islands Branch	$12,833,333.34

Deutsche Bank Trust Company Americas	$20,000,000.00

Goldman Sachs Credit Partners L.P.	$12,833,333.33

JPMorgan Chase Bank, N.A.	$33,000,000.00

Key Bank, N.A.	$12,833,333.33

UBS Loan Finance LLC	$8,500,000.00

TOTAL COMMITMENT	$100,000,000